UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2014
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2014, the Board of Directors of Harsco Corporation (the “Company”) approved amendments to the Company’s Bylaws, effectively immediately. The Bylaws include the following amendments:

The existing Bylaws have been amended to update the advance notice and related procedural and disclosure requirements by which a stockholder may propose business in connection with an annual meeting of stockholders.

The existing Bylaws have been amended to update the notice and related procedural and disclosure requirements by which a stockholder may nominate a director for election to the Board at an annual or special meeting of stockholders.

The existing Bylaws have been amended to provide that no person who shall have attained the age of seventy two (72) shall be eligible for election to the Board of Directors unless nominated by a three-fourths vote of the members of the Board present.

After considering the potential cost and distraction to the Company of having to litigate similar claims in multiple courts, the Board determined to add new Article X to the Bylaws providing that, unless the Company consents in writing to the selection of an alternative forum, a state court located in the State of Delaware (or, if no state court within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) will be the sole and exclusive forum for the following actions: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action arising pursuant to any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or by-laws (as either may be amended from time to time); and (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

The amendments to the Bylaws also include certain technical, conforming, modernizing and clarifying changes.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

3.1        Bylaws, as amended October 28, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	November 3, 2014	By:	/s/ A. Verona Dorch
A. Verona Dorch
Vice President and General Counsel